SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2011, the Board of Directors of A. O. Smith Corporation (the “Company”) elected John J. Kita Executive Vice President and Chief Financial Officer of the Company effective May 1, 2011. Mr. Kita, age 55, has served as Senior Vice President, Corporate Finance and Controller since 2006. Mr. Kita originally joined the Company as Assistant Treasurer in 1988 and was elected Treasurer and Controller in 1995 and Vice President, Treasurer and Controller in 1996.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 11, 2011 for the purposes of the election of the Company’s Board of Directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011, holding an advisory vote to approve the compensation of the Company’s named executive officers and holding an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	5,861,573	444	0
William P. Greubel	5,861,573	444	0
Paul W. Jones	5,861,573	444	0
Mathias F. Sandoval	5,861,573	444	0
Bruce M. Smith	5,861,573	444	0
Mark D. Smith	5,861,573	444	0

Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Gloster B. Current, Jr.	31,694,118	687,749	3,267,913
Robert J. O’Toole	31,693,906	687,960	3,267,913
Idelle K. Wolf	31,693,883	687,984	3,267,913
Gene C. Wulf	31,694,118	687,749	3,267,913

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 were as follows:

	Class A Common Stock Votes	Common Stock Votes	Total Votes (A Votes and 1/10th Common Stock Votes)
FOR	5,861,573	34,568,230	9,318,396
AGAINST	15	1,061,035	106,119
ABSTAIN	429	20,514	2,480

The voting results on the advisory vote to approve the compensation of the Company’s named executive officers were as follows:

	Class A Common Stock Votes	Common Stock Votes	Total Votes (A Votes and 1/10th Common Stock Votes)
FOR	5,862,002	28,948,393	8,756,841
AGAINST	15	2,762,761	276,291
ABSTAIN	0	670,712	67,071
BROKER NON-VOTES	0	3,267,913	326,791

The voting results of the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers were as follows:

	Class A Common Stock Votes	Common Stock Votes	Total Votes (A Votes and 1/10th Common Stock Votes)
1 YEAR	5,861,731	27,275,283	8,589,259
2 YEARS	67	48,663	4,933
3 YEARS	219	4,386,613	438,880
ABSTAIN	0	671,308	67,131
BROKER NON-VOTES	0	3,267,913	326,791

The Board of Directors has considered these results and determined that the Company will hold an advisory vote to approve the compensation of its named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 12, 2011	By:	/s/ James F. Stern
James F. Stern Executive Vice President, General Counsel and Secretary

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